                                                                     Exhibit 1.1


                               __________ SHARES*

                                STOCKPOINT, INC.

                                  COMMON STOCK



                             UNDERWRITING AGREEMENT

                                                             _____________, 2000

ROTH CAPITAL PARTNERS, INCORPORATED
As Representative of the several Underwriters
c/o Roth Capital Partners, Incorporated
24 Corporate Plaza, Suite 200
Newport Beach, California 92660

Ladies and Gentlemen:

Stockpoint, Inc., a Delaware corporation (the "Company"), proposes to issue and sell ___________ shares (the "Firm Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), to you and to the several other Underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representative (the "Representative"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional ________ shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Company has also agreed to sell to Roth Capital Partners, Incorporated a Warrant (the "Warrant") to purchase ________ of Common Stock (the "Warrant Shares") on the terms and for the purposes set forth in Section 1(c) hereof. The Firm Shares, the Option Shares and the Warrant Shares are hereinafter collectively referred to as the "Shares."

The Company confirms as follows its agreements with the Representative and the several other Underwriters.






_______________________
*Plus an option to purchase up to an additional ___________ shares to cover over-allotments.

     1. Agreement to Sell and Purchase.

     (a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell the Firm Shares to the several Underwriters and (ii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective number of Firm Shares set forth opposite that Underwriter's name in Schedule I hereto, at the purchase price of $______ for each Company Share.

     (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to the maximum number of Option Shares hereto at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "Option Shares Notice") by the Representative to the Company no later than 12:00 noon, California time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date"), setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representative in such manner as they deem advisable to avoid fractional shares.

     (c) Subject to all the terms and conditions of this Agreement, the Company agrees on the Closing Date (as defined in Section 2 below) to sell, for $100.00, the Warrant to Roth Capital Partners, Incorporated to purchase, severally and not jointly, the Warrant Shares from the Company at a price per share equal to 120% of the initial public offering price per share. On the Closing Date, the Company shall issue the Warrant, in such denominations as shall be designated by Roth Capital Partners, Incorporated, in the form attached hereto as Schedule II.

     2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representative for the accounts of the Underwriters against payment of the purchase price by certified or official bank checks or by wire transfers payable in same-day funds to the order of the Company for the Firm Shares to be sold by it at the office of Roth Capital Partners, Incorporated, 24 Corporate Plaza, Suite 200, Newport Beach, California 92660, at 10:00 a.m., California time, on the third (or, if the purchase price set forth in Section 1(b) hereof is determined after 4:30 p.m., Washington D.C. time, the fourth) business day following the commencement of the offering contemplated by this Agreement, or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representative (such date is hereinafter referred to as the "Closing Date").

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     To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above for the Company) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

     Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representative shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

     The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

     3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

     (a) A registration statement (Registration No. 333-________) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representative. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A and includes any registration statement relating to the offering contemplated by this Agreement and filed pursuant to Rule 462(b) of the Rules and Regulations. The term "Prospectus" means the prospectus as first filed with the Commission

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


pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the Effective Date, the date of any preliminary prospectus or the date of the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

     (b) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission. On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did and will comply with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement, the Prospectus or any such amendment or supplement did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto.

     (c) The Company does not own, and at the Closing Date and, if later, the Option Closing Date, will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity. The Company is, and at the Closing Date and, if later, the Option Closing Date, will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has, and at the Closing Date and, if later, the Option Closing Date, will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is, and at the Closing Date and, if later, the Option Closing Date, will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company or its business, properties, business prospects, condition (financial or other) or results of operations. The Company is not, and at the Closing Date and, if later, the Option Closing Date, will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statement pursuant to applicable securities laws other than as described in the Prospectus. Complete and correct copies of the articles of incorporation and of the by-laws of the Company and all amendments thereto have been delivered to the Representative, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

     (d) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable and were issued in compliance with all applicable state and federal securities laws; the Firm Shares and the Option Shares issued by the Company (if any) have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and nonassessable; and no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date, will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock, or any such warrants, convertible securities or obligations. No further approval or authority of stockholders or the Board of Directors of the Company will be required for the transfer and sale of the Firm Shares and the Option Shares as contemplated herein.

     (e) The financial statements and schedules included in the Registration Statement or the Prospectus present fairly the financial condition of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Deloitte & Touche LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

     (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option

Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company (other than in connection with the exercise of options to purchase the Company's Common Stock granted pursuant to the Company's stock option plans from the shares reserved therefor as described in the Registration Statement), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, arising for any reason whatsoever, (ii) the Company has not incurred nor will it incur, except in the ordinary course of business as described in the Prospectus, any material liabilities or obligations, direct or contingent, nor has the Company entered into nor will it enter into, except in the ordinary course of business as described in the Prospectus, any material transactions other than pursuant to this Agreement and the transactions referred to herein, (iii) the Company has not sustained any material loss or interference with the business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (iv) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock and (v) there has not been any issuance of warrants, options, convertible securities or other rights to purchase or acquire capital stock of the Company.

     (g) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or an "affiliated person" of; or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     (h) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened or contemplated against or affecting the Company or any of its officers in their capacity as such, nor any basis therefor, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might, individually or in the aggregate, materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

     (i) The Company has, and at the Closing Date and, if later, the Option Closing Date, will have, performed all the obligations required to be performed by it, and is not, and at the Closing Date, and, if later, the Option Closing Date, will not be, in default, under any contract or other instrument to which it is a party or by which its property is bound or affected, which default might materially and adversely affect the Company or the business, properties, business prospects, condition (financial or other) or results of operations of the Company. To the best knowledge of the Company, no other party under any contract or other instrument to which it is a party is in default in any respect thereunder, which default might materially and adversely affect the Company or the business, properties, business prospects, condition (financial or other) or results of operations of the Company. The Company is not and at the Closing Date and, if later, the Option

Closing Date, will not be, in violation of any provision of its articles of incorporation or by-laws or other organizational documents.

     (j) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the execution and delivery by the Company of this Agreement and consummation by the Company of the transactions on its part contemplated herein, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares.

     (k) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of; or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the articles of incorporation or by-laws of the Company, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

     (l) The Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company. The Company has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it. The Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

     (m) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against and by the Company in accordance with the terms thereof.

     (n) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by Section 5 of this Agreement to be delivered to the Representative was or will be, when made, inaccurate, untrue or incorrect in any material respect.

     (o) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     (p) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement, which rights have not been waived by the holder thereof as of the date hereof.

     (q) The Company has filed a registration statement pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to register the Common Stock, and has filed an application to list the Shares to be sold by the Company hereunder on the Nasdaq National Market ("NNM"), and has received notification that the listing has been approved, subject to notice of issuance of such Shares.

     (r) Except as disclosed in or specifically contemplated by the Prospectus
(i) the Company has sufficient trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct its business as now conducted, (ii) the Company has no knowledge of any infringement by it of trademarks, trade name rights, patent rights, mask work rights, copyrights, licenses, inventions, trade secrets or other similar rights of others, where such infringement could have a material and adverse effect on the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, (iii) the Company has no knowledge of any infringement by any third party of the trademarks, trade name rights, patent rights, mask work rights, copyrights, licenses, inventions, trade secrets or other similar rights of the Company, where such infringement could have a material and adverse effect on the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and (iv) there is no claim being made against the Company, or to the best of the Company's knowledge, any employee of the Company, regarding trademark, trade name, patent, mask work, copyright, license, inventions, trade secret or other infringement which could have a material and adverse effect on the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

     (s) The Company has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due. The Company has no tax deficiency which has been or, to the best knowledge of the Company, might be asserted or threatened against it which could have a material and adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

     (t) The Company owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, foreign and domestic necessary to conduct its business as contemplated in the Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company. There is no proceeding pending or threatened (or any basis there for known to the Company) which may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, canceled, suspended or not renewed; and the Company is conducting its business in compliance with all laws, rules and regulations applicable thereto (including, without limitation, all applicable federal, state and local environmental laws and regulations) except where such noncompliance would not materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

     (u) The Company maintains insurance of the types and in the amounts generally deemed adequate for its business, and consistent with insurance coverage maintained by similar companies and businesses, and as required by the rules and regulations of all governmental agencies having jurisdiction over the Company, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     (v) Neither the Company has nor, to the best of the Company's knowledge, any of its employees or agents at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

     (w) The Company has obtained and delivered to the Representative written agreements, in form and substance satisfactory to the Representative, of each of its directors, executive officers and such other stockholders as requested by the Representative that no offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock or other capital stock of the Company will be made for a period of 180 days after the date of the Prospectus (the "Lock-Up Period"), directly or indirectly, by such holder otherwise than hereunder or with the prior written consent of Roth Capital Partners, Incorporated, and that each such shareholder will conduct all offers and sales of the Company's capital stock through Roth Capital Partners, Incorporated during the Lock-Up Period and for 180 additional days thereafter.

     (x) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

     (y) The Company is in compliance with all provisions of Florida Statutes
Section 517.075 (Chapter 92-198, laws of Florida). The Company does not do any business, directly or indirectly, with the government of Cuba or with any person or entity located in Cuba.

     (z) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to records is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (aa) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     (bb) There has been no unlawful storage, treatment or disposal of waste by the Company (or any of its predecessors-in-interest) at any of the facilities owned or leased thereby, except for such violations which would not have a material adverse effect on the condition, financial or otherwise, or the earnings, affairs or business prospects of the Company; there has been no material spill, discharge, leak, emission, ejection, escape, dumping or release of any kind onto the properties owned or leased by the Company, or into the environment surrounding those properties, of any toxic or hazardous substances, as defined under any federal, state or local regulations, laws or statutes, except for those releases permissible under such regulations, laws or statutes or otherwise allowable under applicable permits and except for such releases which would not have a material adverse effect on the condition, financial or otherwise, or the earnings, affairs or business prospects of the Company.

     (cc) No material labor dispute with the employees of the Company exists or is imminent.

     (dd) Each employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) ("Employee Benefit Plan"), and each bonus, retirement, pension, profit sharing, stock bonus, thrift, stock option, stock purchase, incentive, severance, deferred or other compensation or welfare benefit plan, program, agreement or arrangement of, or applicable to employees or former employees of, the Company or with respect to which the Company could have any liability ("Benefit Plans"), was or has been established, maintained and operated in all material respects in compliance with all applicable federal, state, and local statutes, orders, governmental rules and regulations, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). No Benefit

Plan is or was subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code. The Company does not, either directly or indirectly as a member of a controlled group within the meaning of Sections 414(b), (c), (rn) and (o) of the Code ("Controlled Group"), have any material liability that remains unsatisfied or arising under Section 502 of ERISA, Subchapter D of Chapter 1 of Subtitle A of the Code or under Chapter 43 of Subtitle D of the Code. No action, suit, grievance, arbitration or other matter of litigation or claim with respect to any Benefit Plan (other than routine claims for benefits made in the ordinary course of plan administration for which plan administrative procedures have not been exhausted) is pending or, to the Company's knowledge, threatened or imminent against or with respect to any Benefit Plan, any member of a Controlled Group that includes the Company, or any fiduciary within the meaning of Section 3(21) of ERISA with respect to a Benefit Plan which, if determined adversely to the Company, would have a material adverse effect on the condition, financial or otherwise, or the earnings, affairs or business prospects of the Company. Neither the Company nor any member of a Controlled Group that includes the Company, has any knowledge of any facts that could give rise to any action, suit, grievance, arbitration or any other manner of litigation or claim with respect to any Benefit Plan.

     (ee) The Company implemented a comprehensive, detailed program to analyze and address the risk that its computer hardware and software might be unable to recognize and properly execute date-sensitive functions involving any dates after December 31, 1999 (the "Year 2000 Problem") and determined that its computer hardware and software is, and will continue to be, able to process all date information without any errors, aborts, delays or other interruptions in operations associated with the Year 2000 Problem; and the Company believes, after due inquiry, that each supplier, vendor, customer or financial service organization used or serviced by the Company remedied the Year 2000 Problem, except to the extent that a failure to remedy by any such supplier, vendor, customer or financial service organization would not have a material adverse effect on the condition, financial or otherwise, or the earnings, affairs or business prospects of the Company.

     (ff) Neither the Company nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the State of Delaware.

     4. Agreements of the Company. The Company covenants and agrees with the several Underwriters as follows:

     (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing thereof and the Representative shall not have objected thereto in good faith.

     (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representative promptly, and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof; (iv) of the happening of any event during the period that the Prospectus is required by law to be delivered in connection with the offering or sale of the Shares that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and notify the Representative promptly of all such filings.

     (c) The Company will furnish to each Representative, without charge, one signed copy of each of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representative, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

     (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

     (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of any preliminary prospectus and the Prospectus or any amendment or supplement thereto as the Representative may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. During the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, the Company will comply with all requirements imposed upon it by the Act and the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof or the Prospectus. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representative may reasonably request. The Company will not file any document under the Exchange Act or the Exchange Act Rules and Regulations before the termination of the offering of the Shares by the Underwriters, if such document would be deemed to be incorporated by reference into the Prospectus, that is not approved by the Representative after reasonable notice thereof. In case any Underwriter is required to deliver a prospectus in connection with sales of any Shares at any time nine months or more after the effective date of the Registration Statement, upon the request of the Representative but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as the Representative may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

     (f) Prior to any public offering of the Shares, the Company will cooperate with the Representative and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

     (g) The Company will, so long as required under the Rules and Regulations, furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company and its consolidated Subsidiaries, if any, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its Subsidiaries, if any, for such quarter in reasonable detail.

     (h) During the period of five years commencing on the Effective Date, the Company will furnish to the Representative and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representative and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the NASD or any securities exchange pursuant to the requirements of the NASD or with the Commission pursuant to the Act or the Exchange Act.

     (i) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

     (j) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or reimburse if paid by the Representative, in such proportions as they may agree upon themselves, all costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreements, any Underwriters' Questionnaires, any Underwriters' Powers of Attorney and any invitation letters to prospective Underwriters, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the listing of the Shares on the NNM, (vi) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) fees, disbursements and other charges of counsel to the Company (but not those of counsel for the Underwriters, except as otherwise provided herein), (ix) accounting fees of the Company and (x) the transfer agent for the Shares. In addition, the Company will pay all travel and lodging expenses incurred by management of the Company in connection with any informational "road show" meetings held in connection with the offering and will also pay for the preparation of all materials used in connection with such meetings. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification of the Shares under state securities or Blue Sky laws and those incident to securing any required review by the NASD of the terms of the sale of the Shares) except that, if this Agreement shall not be consummated because the conditions in Section 5 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 8 hereof; or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms shall be due to the default or omission of any Underwriter, then the Company shall promptly upon request by the Representative reimburse the several Underwriters for all out-of-pocket accountable expenses, including fees and disbursements of counsel, incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder up to a maximum of $100,000; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

     (k) If prior to closing on the initial public offering that is the subject of this Agreement, the Company agrees to be acquired, merges, sells all or substantially all of its assets or otherwise effects a corporate reorganization or consolidation with any other entity, or enters into a financing agreement and, as a result, the offering as contemplated hereby is abandoned by the Company, Roth Capital Partners, Incorporated shall be entitled to receive from the Company a cash fee of one percent (1.0%) of the total consideration or commitment received by the Company and its stockholders for such merger, sale, reorganization, consolidation, or financing, to be payable at closing of such a transaction and receipt of consideration. In the event that the Company engages the Roth Capital Partners, Incorporated in a formal advisory assignment, this advisory fee will apply against fees that would be incurred as part of that formal advisory assignment. The expenses and fees reimbursed to the Underwriters under section (j) above shall be deducted from the fee otherwise payable to Roth Capital Partners, Incorporated in this section.

     (l) The Company will not at any time, directly or indirectly, take any action designed or which might reasonably be expected to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

     (m) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company substantially in the manner set forth in the Prospectus under "Use of Proceeds" and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

     (n) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, without the prior written consent of Roth Capital Partners, Incorporated, the Company will not offer, sell, contract to sell, grant options to purchase or otherwise dispose of any of the Company's equity securities of the Company or any other securities convertible into or exchangeable with its Common Stock or other equity security (other than pursuant to employee stock option plans or the conversion of convertible securities or the exercise of warrants outstanding on the date of this Agreement).

     (o) During the period of 180 days after the date of the Prospectus, the Company will not, without the prior written consent of Roth Capital Partners, Incorporated, grant options to purchase shares of Common Stock that will vest in such period at a price less than the initial public offering price. During the period of 180 days after the date of the Prospectus, the Company will not file with the Commission or cause to become effective any registration statement (including a registration statement on Form S-8) relating to any securities of the Company without the prior written consent of Roth Capital Partners, Incorporated.

     (p) The Company will cause each of its officers, directors and certain stockholders designated by the Representative to enter into lock-up agreements with the Representative in substantially the form of Schedule III hereto to the effect that they will not for a period of 180 days after the date of the Prospectus, without the prior written consent of Roth Capital Partners,

Incorporated, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares.

     5. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

     (a) Notification that the Registration Statement has become effective shall be received by the Representative not later than 5:00 p.m., California time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made.

     (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative do not object thereto in good faith, and the Representative shall have received certificates, dated the Closing Date and, if later, the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii) of this paragraph.

     (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as described in or contemplated by the Registration Statement and the Prospectus, and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not described in the Registration Statement and the Prospectus, if in the judgment of the Representative any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

     (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would, in the judgment of the Representative, materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

     (e) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

     (f) The Representative shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters from Dorsey & Whitney LLP, counsel to the Company, with respect to the following matters:

          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owed or leased by it and to conduct its business as described in the Registration Statement and Prospectus; and is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary and where the failure to be licensed or qualified would have a material and adverse effect on the business or financial condition of the Company.

          (ii) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable, to such counsel's knowledge, were issued pursuant to exemptions from the registration and qualification requirements of federal and applicable state securities laws, and were not issued in violation of or subject to any preemptive or, to such counsel's knowledge, similar rights;

          (iii) The specimen certificate evidencing the Common Stock filed as an exhibit to the Registration Statement is in due and proper form under Delaware law, the Shares to be sold by the Company hereunder have been duly authorized and, when issued and paid for as contemplated by this Agreement, will be validly issued, fully paid and nonassessable; and no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof.

          (iv) To such counsel's knowledge, the Company does not own or control, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity.

          (v) The number of shares of authorized and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities, options or warrants referred to in the Prospectus). To such counsel's knowledge, except as disclosed in or specifically contemplated by the Prospectus, there are no outstanding options, warrants of other rights calling for the issuance of; and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company. The description of the capital stock of the Company in the Registration Statement and the Prospectus conforms in all material respects to the terms thereof.

          (vi) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of its properties is subject that are required to be described in the Registration Statement or the Prospectus but are not so described.

          (vii) No consent, approval, authorization or order of; or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated under this Agreement, except such as have been obtained or made under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares.

          (viii) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

          (ix) The execution and delivery of this Agreement, the compliance by the Company with all of the terms hereof and the consummation of the transactions contemplated hereby does not contravene any provision of applicable law or the Articles of Incorporation or By-Laws of the Company, and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms and provisions of; result in a breach or violation of any of the terms or provisions of; or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with (i) any judgment, ruling, decree or order known to such counsel or (ii) any statute, rule or regulation of any court or other governmental agency or body, applicable to the business or properties of the Company except for such liens, charges, encumbrances, breaches, violations or terminations as would not reasonably be expected to have a material and adverse effect on business, properties or results of operations of the Company.

          (x) To such counsel's knowledge, there is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed or incorporated by reference as required, and each description of such contracts and documents that is contained in the Registration Statement and Prospectus fairly presents in all material respects the information required under the Act and the Rules and Regulations.

          (xi) The statements under the captions "Risk Factors - Substantial sales of our common stock, or the perception that substantial sales may occur, could cause our stock price to fall and make it difficult for us to sell additional securities," "Management - Employment Agreements," "Management - Stock Option Plans," "Management - Indemnification of Directors and Executive Officers and Limitation of Liability," "Certain Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus, insofar as the statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters (provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects).

          (xii) The Company is not an "investment company or an affiliated person" of, or "promoter" or "principal underwriter" for, and immediately upon completion of the sale of Shares contemplated hereby will not be, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (xiii) The Shares have been duly authorized for listing on the NNM, subject to notice of issuance.

          (xiv) To such counsel's knowledge, no holder of securities of the Company has rights, which have not been waived, to require the Company to register with the Commission shares of Common Stock or other securities, as part of the offering contemplated hereby.

          (xv) The Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending, threatened or contemplated.

          (xvi) The Registration Statement and the Prospectus comply as to form in all material respects with the requirement of the Act and the Rules and Regulations (other than the financial statements, schedules and other financial and statistical data contained in the Registration Statement or the Prospectus, as to which such counsel need express no opinion).

          (xvii) Such counsel has participated in the preparation of the Registration Statement and Prospectus and has no reason to believe that, as of the Effective Date, the Registration Statement, or any amendment or supplement thereto, (other than the financial statements, schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Prospectus, or any amendment or supplement thereto, as of its date and the Closing Date and, if later, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements, schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion). Such counsel may express the statements set forth in this clause (xvii) in a letter separate from its opinion.

          (xviii) To the knowledge of such counsel, the Company holds and is operating in compliance with all licenses, approvals, certificates and permits from governmental and regulatory authorities, foreign and domestic, which are necessary to the conduct of its business as currently being conducted and as described in the Prospectus. To the knowledge of such counsel, the Company has not received notice of or has knowledge of any basis for any proceeding or action relating specifically to the Company for the revocation or suspension of any such consent, authorization, approval, order, license, certificate, permit or any other action or proposed action by any regulatory authority having jurisdiction over the Company that would have a material adverse effect on the Company.

          (xix) To the knowledge of such counsel, the Company owns or licenses all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other similar rights necessary for the conduct of its business as currently being conducted and as described in the Prospectus. To the knowledge of such counsel, no aspect of the business of the Company involves or gives rise to any infringement of or license or similar fees for any patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others, and the Company has not received any notice or claim of conflict with the asserted rights of others with respect to any of the foregoing.

     In rendering the opinions as to matters of fact, such counsel may rely upon certificates of officers of the Company and governmental officials and the representations and warranties of the Company contained in this Agreement, provided that the opinion of counsel to the Company shall state that they are doing so, that they have no reason to believe that they and the Underwriters are not entitled to rely on such opinions or certificates and that copies of such certificates are attached to the opinion.

     In rendering such opinion, such counsel may rely upon as to matters of local law on opinions of counsel satisfactory in form and substance to the Representative and counsel for the Underwriters, provided that the opinion of counsel to the Company shall state that they are doing so, that they have no reason to believe that they and the Underwriters are not entitled to rely on such opinions and that copies of such opinions are attached to the opinion.

     (g) The Representative shall have received an opinion, dated the Closing Date and the Option Closing Date, from Messerli & Kramer P.A., counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representative.

     (h) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery, addressed to the Representative and in form and substance satisfactory to the Representative, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to certain financial and statistical information contained in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

     (i) Concurrently with the execution and delivery of this Agreement and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representative a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representative, to the effect that:

          (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not untrue or misleading, (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective

     Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not untrue or misleading,
     (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company.

          (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct.

          (iii) Each of the covenants required to be performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

     (j) The Shares shall be qualified for sale in such jurisdictions as the Representative may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

     (k) Prior to the Closing Date, the Shares shall have been duly authorized for listing on the NNM upon official notice of issuance.

     (l) The Company shall have furnished to the Representative such certificates, in addition to those specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representative.

     If any of the conditions hereinabove provided for in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Section 6 hereof).

     6. Indemnification.

     (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of; any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances in which they were made, or (ii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arising out of or based upon matters covered by clause (i) above, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law in connection with the transactions contemplated hereby; provided, however, that (i) the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative, on behalf of any Underwriter, expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus; and (ii) the Company will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

     (b) Each Underwriter will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative, on behalf of such Underwriter, expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus. The Company acknowledges that the only information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus is as set forth in Section 10 below. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

     (c) Any party that proposes to assert the right to be indemnified under this Section 6 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

     (d) If the indemnification provided for in this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under paragraphs (a), (b) and
(c) of this Section 6 in respect of any losses, claims, liabilities, expenses and damages referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of; any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) by such indemnified party as a result of such losses, claims, liabilities, expenses and damages in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof; as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representative on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

     (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

     7. Reimbursement of Certain Expenses. In addition to its other obligations under Section 6(a) of this Agreement, the Company hereby agrees to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon, in whole or in part, any statement or omission or alleged statement or omission, or any inaccuracy in the representations and warranties of the Company contained herein or failure of the Company to perform its or his respective obligations hereunder or under law, all as described in Section 6(a), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 7 and the possibility that such payment might later be held to be improper; provided, however, that, to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.

     8. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representative, without liability on the part of any Underwriter to the Company if; prior to delivery and payment for the Firm Shares or Option Shares, as the case may be, in the sole judgment of the Representative, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission or by The Nasdaq Stock Market, (ii) trading in securities generally on the New York Stock Exchange and/or The Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange, by order of the Commission or any court or other governmental authority, or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by either Federal or Delaware state authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis shall have occurred, the effect of which is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to proceed with completion of the public offering or the delivery of and payment for the Shares.

     If this Agreement is terminated pursuant to Section 8 hereof, the Company shall not be under any liability to any Underwriter except as provided in Sections 4(j) and (k), 6 and 7 hereof.

     9. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representative may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of such number of Firm Shares without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representative and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken pursuant to this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. Written Information. For all purposes under this Agreement, the Company understands and agrees with each of the Underwriters that the following constitutes the only written information furnished to the Company by or through the Representative specifically for use in preparation of the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto: (i) the per share "Public offering price" and per share "Underwriting discount" set forth on the cover page of the Prospectus and (ii) the information set forth under the caption "Underwriting" in the preliminary prospectus and the Prospectus.

     11. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 2600 Crosspark Road, Coralville, Iowa 52241, Attention: William E. Staib, Chief Executive Officer, with a copy to Dorsey & Whitney LLP, Pillsbury Center South, 220 South Sixth Street, Minneapolis, Minnesota 55402, Attention: Thomas Martin, Esq., or
(b) if to the Underwriters, to the Representative at the offices of Roth Capital Partners, Incorporated, 24 Corporate Plaza, Suite 200, Newport Beach, California 92660, Attention: Corporate Finance Department, with a copy to Messerli & Kramer P.A., 150 South Fifth Street, Suite 1800, Minneapolis, Minnesota 55402,
Attention: Jeffrey C. Robbins, Esq. Any such notice shall be effective only upon receipt. Any notice under such Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, and the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota applicable to contracts made and to be performed entirely within such State.

     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     The Company and the Underwriters each hereby waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.



                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

     The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof; or by or on behalf of the Company or its directors and officers and (c) delivery of and payment for the Shares under this Agreement.

     Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                                    Very truly yours,

                                    STOCKPOINT, INC.



                                    By:_________________________________________
                                             William E. Staib,
                                             Chief Executive Officer


Confirmed as of the date first above mentioned:

ROTH CAPITAL PARTNERS, INCORPORATED
             Acting on behalf of itself and as the Representative of the other several Underwriters named in Schedule I hereto.

By:      ROTH CAPITAL PARTNERS, INCORPORATED



By:________________________________________
Title:   Managing Director

                                   SCHEDULE I

                                  UNDERWRITERS

                                                                                            Number of
                                                                                            Firm Shares
Underwriters                                                                              to be Purchased
------------                                                                              ----------------

Roth Capital Partners, Incorporated....................................................      _________


                                  TOTAL................................................
                                                                                             =========

                                   SCHEDULE II

                                     WARRANT

THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED, EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO MAKER OF AN OPINION OF COUNSEL SATISFACTORY TO MAKER THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

                                STOCKPOINT, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

NO. [    ]                                                 [_______] SHARES

     FOR VALUE RECEIVED, STOCKPOINT, INC., a Delaware corporation (the "Company"), hereby certifies that ______________________ _______________ or its permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on [ , 2001] and prior to 5:00 P.M., California time, on [ , 2005], ___________________ (_________) fully paid and non-assessable shares of the common stock, $.01 par value per share, of the Company for an aggregate purchase price of $[ ] (computed on the basis of $___ per share). Hereinafter,
(i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to individually as a "Warrant Share" and collectively as the "Warrant Shares," (iii) the aggregate purchase price payable for the Warrant Shares hereunder is referred to as the "Aggregate Warrant Price," (iv) the price payable for each of the Warrant Shares hereunder is referred to as the "Per Share Warrant Price," (v) this Warrant, all similar Warrants issued on the date hereof and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "Warrants" and (vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "Holders." The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided, and in the event of any such adjustment, the number of Warrant Shares shall be adjusted to equal the number determined by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

1.   Exercise of Warrant.

     (a) This Warrant may be exercised in whole at any time or in part from time to time, during the period commencing on [ , 2001] and ending prior to 5:00 P.M., California time, on [

, 2005] (such period, the "Exercise Period"), by the Holder by the surrender of this Warrant (with the subscription form at the end of this Warrant duly executed) at the address set forth in Section 10(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such exercise and surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine) and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

     (b) In lieu of exercising this Warrant in the manner set forth in Section 1(a) above, this Warrant may be exercised in whole at any time or in part from time to time during the Exercise Period, by the Holder by surrendering the Warrant at the address set forth in Section 10(a) hereof, without payment of any other consideration, commission or remuneration, together with the subscription form at the end of this Warrant, duly executed. The number of shares of the Common Stock to be issued by the Company shall be calculated using the following formula:

                                X= (Y (A - B)) /A

                      Where     X=         the number of shares of the Common
                                           Stock to be issued to the Holder

                                Y= the number of shares of the Common Stock purchasable under this
                                           Warrant or, if this Warrant is
                                           being exercised in part, under the
                                           portion of the Warrant being
                                           exercised (at the date of the
                                           surrender of this Warrant and the
                                           subscription form)

                                A=         the Market Price (at the date of
                                           the surrender of this Warrant and
                                           the subscription form)

                                B=         the Per Share Warrant Price (as
                                           adjusted to the date of the
                                           surrender of this Warrant and the
                                           subscription form)

If this Warrant is exercised in part pursuant to this Section 1(b), this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such exercise and surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine) and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

     (c) The market price of a share of the Common Stock (the "Market Price") on any date of determination shall be (i) the last reported sale price per share of the Common Stock on the business day immediately preceding the date of determination as reported on the Nasdaq National Market (the "Nasdaq National Market"), or (ii) if there is no such reported sale on the date in question, the average of the closing bid and asked quotations as so reported on the Nasdaq National Market, or (iii) if the Common Stock is not then listed on the Nasdaq National Market, the last reported sale price per share of the Common Stock on such national securities exchange upon which the Common Stock is then listed or
(iv) if the Common Stock is not then listed on any national securities exchange, the average of the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq, or if not so reported, as reported by the National Quotations Bureau or a similar organization. In the absence of such quotations, the Board of Directors of the Company shall determine in good faith the fair market value per share of the Common Stock, which shall for these purposes be deemed to be the Market Price, which determination shall be set forth in a certificate executed by an officer of the Company showing the facts upon which the Market Price is based.

2.   Reservation of Warrant Shares; Listing.

     The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal and (b) if the Company has listed or hereafter lists the Common Stock on the Nasdaq Stock Market or any national securities exchange, use its best efforts to keep the shares of the Common

Stock receivable upon the exercise of this Warrant authorized for listing on such market or exchange upon notice of issuance.

3.   Protection Against Dilution.

     (a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of the Common Stock (i) securities, other than shares of the Common Stock, or (ii) property, other than cash, without payment therefor, with respect to the Common Stock, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and property which the Holder would hold on the date of such exercise if, on the date of this Warrant, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period. Notice of each such distribution shall be forthwith mailed to the Holder.

     (b) If, at any time or from time to time after the date of this Warrant, the Company shall (i) pay a dividend or make a distribution on its capital stock in shares of the Common Stock, (ii) subdivide its outstanding shares of the Common Stock into a greater number of shares, (iii) combine its outstanding shares of the Common Stock into a smaller number of shares or (iv) issue by reclassification of the Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the Holder upon the exercise hereof shall be entitled to receive the number of shares of the Common Stock or other capital stock of the Company which the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Section 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another entity (including any exchange effected in connection with a merger of another corporation with the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and, in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Section 3(c) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

     (d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of the Common Stock; provided, however, that any adjustments which by reason of this Section 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Section 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or the Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

     (e) Whenever the Per Share Warrant Price is adjusted as provided in this
Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly prepare a notice (the "Adjustment Notice"), which shall be certified by the Company's Chief Executive Officer to be true and correct. The Adjustment Notice shall set forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same, and copies of such notice shall be mailed to the Holders of the Warrants not later than thirty
(30) days following the occurrence of the event giving rise to the adjustment.

     (f) If the Board of Directors of the Company shall (i) declare any dividend or other distribution with respect to the Common Stock, other than a cash dividend payable otherwise than out of earnings or earned surplus, (ii) offer to the holders of shares of the Common Stock any additional shares of the Common Stock, any securities convertible into or exercisable for shares of the Common Stock or any rights to subscribe thereto or (iii) propose a dissolution, liquidation or winding up of the Company, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining stockholders entitled to participate in such dividend, distribution, offer or subscription right or to vote on such dissolution, liquidation or winding up.

     (g) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of the Common Stock and other capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of the Common Stock and other capital stock and any subsequent adjustments made pursuant to this
Section 3 shall apply equally to each such resulting class of capital stock.

4.   Fully Paid Stock; Taxes.

     The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, rights of first refusal or other contractual rights to purchase securities of the Company, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.   Registration Rights.

     (a) The Company agrees that if, at any time during the period commencing on [_________, 2000] and ending on [_________, 2005], (i) the Holder and/or the
Holders of any other Warrants and/or Warrant Shares who or which shall hold, collectively, not less than 50% of the Warrants and/or Warrant Shares outstanding at such time and not previously sold pursuant to this Section 5 shall request that the Company file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering not less than 50% of the Warrant Shares issued or issuable upon the exercise of the Warrants, and not so previously sold, the Company will (i) promptly notify each Holder of the Warrants and each holder of Warrant Shares not so previously sold that such registration statement will be filed and that the Warrant Shares which are then held, and/or may be acquired upon exercise of the Warrants by the Holder and such Holders, will be included in such registration statement at the Holder's and such Holders' request, (ii) cause such registration statement to cover all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such registration statement to become effective as soon as practicable and (iv) take all other action necessary under any federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such registration statement to be sold or otherwise disposed of, and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for such Holders to effect the proposed sale or other disposition. The Company shall be required to effect a registration or qualification pursuant to this Section 5(a) on one occasion only and shall be required to effect such registration only at such time as the

Company is eligible to use Form S-3 (or any successor form) for the resale of shares by persons other than the Company. The Company agrees to exercise its best efforts to obtain eligibility to use Form S-3 at the earliest possible time, and to maintain such eligibility through the term of this Warrant.

     (b) The Company agrees that if, at any time and from time to time during the period commencing [__________, 2000] and ending on [___________, 2007], the
Board of Directors of the Company shall authorize the filing of a registration statement (any such registration statement being hereinafter called a "Subsequent Registration Statement") under the Securities Act (otherwise than pursuant to Section 5(a) hereof, and other than a registration statement on Form S-8, Form S-4 or other form which does not permit secondary sales or include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company will (i) promptly notify the Holder and each of the Holders, if any, of other Warrants and/or Warrant Shares not previously sold pursuant to this Section 5 that such Subsequent Registration Statement will be filed and that the Warrant Shares which are then held, and/or which may be acquired upon the exercise of the Warrants, by the Holder and such Holders, will, at the Holder's and such Holders' request, be included in such Subsequent Registration Statement, (ii) upon the written request of a Holder made within 20 days after the giving of such notice by the Company, include in the securities covered by such Subsequent Registration Statement all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such Subsequent Registration Statement to become effective as soon as practicable and (iv) take all other action necessary under any federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such Subsequent Registration Statement to be sold or otherwise disposed of, and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for the Holder and such Holders to effect the proposed sale or other disposition.

     (c) Whenever the Company is required pursuant to the provisions of this
Section 5 to include Warrant Shares in a registration statement or a post-effective amendment to a registration statement, the Company shall (i) furnish each Holder of any such Warrant Shares and each underwriter of such Warrant Shares with such copies of the prospectus, including the preliminary prospectus, conforming to the Securities Act (and such other documents as each such Holder or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the Warrant Shares, (ii) use its best effort to register or qualify such Warrant Shares under the blue sky laws (to the extent applicable) of such jurisdiction or laws (to the extent applicable) of such jurisdiction or jurisdictions as the Holders of any such Warrant Shares and each underwriter of Warrant Shares being sold by such Holders shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such Holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Holders shall have reasonably requested that the Warrant Shares be sold, provided that the Company shall not be required to execute a general consent to service of process or qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified.

     (d) The Company shall have the right to defer the filing of any registration statement pursuant to Section 5(a) hereof and to suspend the ability of Holders to sell Warrant Shares pursuant to any registration statement declared effective under Section 5(a) or 5(b) hereof, in either case for up to 60 days, if (i) in the opinion of counsel for the Company, the Company would thereby be required to disclose nonpublic information relating to pending corporate developments or business transactions involving the Company or its subsidiaries not otherwise then required by law to be publicly disclosed and
(ii) in the good faith judgment of the Company's Board of Directors, such disclosure at such time would adversely affect the Company or such corporate development or business transaction contemplated by the Company or its subsidiaries. Such period shall be referred to herein as the "Black-Out Period," and the Company shall not be entitled to implement more than two such Black-Out Periods during any 12-month period. In the event that notice of a Black-Out Period is given, each Holder shall keep the fact and subject matter of such notice confidential and refrain from any further sales or other transfers of Warrant Shares pursuant to the registration statement until the Holder receives either copies of a supplemented or amended prospectus or a notice from the Company advising the Holder that the use of the existing prospectus may be resumed.

     (e) Notwithstanding any provision in this Section 5 to the contrary, the Company shall not be required to include in any registration requested pursuant to this Section 5 any Warrant Shares issued or issuable upon exercise of a Warrant and then held by any Holder who is able at such time to sell all such Warrant Shares in one three-month period pursuant to Rule 144 under the Securities Act.

     (f) The Company shall pay all expenses incurred in connection with any registration or other action pursuant to the provisions of this Section, other than underwriting discounts and applicable transfer taxes relating to the Warrant Shares and fees and disbursements of counsel and accountants for the Holders.

6.   Indemnification.

     (a) The Company agrees to indemnify and hold harmless each selling holder (including, for purposes of this Section 6, any Holder) of Warrant Shares and each person who controls any such selling holder within the meaning of Section 15 of the Securities Act, and each and all of them, from and against any and all losses, claims, damages, liabilities or actions, joint or several, to which any selling holder of Warrant Shares or they or any of them may become subject under the Securities Act or otherwise and to reimburse the persons indemnified above for any legal or other expenses (including the cost of any investigation and preparation) reasonably incurred by them in connection with any litigation or threatened litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement pursuant to which Warrant Shares were registered under the Securities Act (hereinafter called a "Registration Statement"), any preliminary prospectus, the final prospectus or any amendment or supplement thereto (or in any application or document filed in connection therewith) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (i) the indemnity agreement contained in this Section 6(a) shall not extend to any selling holder of Warrant Shares in respect of any such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was based upon and made in conformity with information furnished in writing to the Company by a selling holder of Warrant Shares specifically for use in connection with the preparation of such Registration Statement, any final prospectus, any preliminary prospectus or any such amendment or supplement thereto. The Company agrees to pay any legal and other expenses for which it is liable under this Section 6(a) from time to time (but not more frequently than monthly) within 30 days after its receipt of a bill therefor.

     (b) Each selling holder of Warrant Shares, severally and not jointly, will indemnify and hold harmless the Company, its directors, its officers who shall have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act to the same extent as the foregoing indemnity from the Company, but in each case to the extent, and only to the extent, that any statement in or omission from or alleged omission from such Registration Statement, any final prospects, any preliminary prospectus or any amendment or supplement thereto was made in reliance upon information furnished in writing to the Company by such selling holder specifically for use in connection with the preparation of the Registration Statement, any final prospectus or the preliminary prospectus or any such amendment or supplement thereto; provided, however, that the obligation of any holder of Warrant Shares to indemnify the Company under the provisions of this Section 6(b) shall be limited to the Market Price of the Warrant Shares being sold by the selling holder minus the Aggregate Warrant Price for such Warrant Shares. Each selling holder of Warrant Shares agrees to pay any legal and other expenses for which its liable under this Section 6(b) from time to time (but not more frequently than monthly) within 30 days after receipt of a bill therefor.

     (c) If any action is brought against a person entitled to indemnification pursuant to the foregoing Section 6(a) or Section 6(b) (an "indemnified party") in respect of which indemnity may by sought against a person granting indemnification (an "indemnifying party") pursuant to such section, such indemnified party shall promptly notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party of any such action shall not release the indemnifying party from any liability it may have to such indemnified party otherwise than on account of the indemnity agreement contained in Section 6(a) or Section 6(b) hereof to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against an indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party against which a claim is to be made will be entitled to participate therein at its own expense and, to the extent that it may wish, to assume at its own expense the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the indemnified party shall have reasonably concluded based upon advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent (which consent shall not be unreasonably withheld).

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6(a) or
(b) hereof is unavailable in accordance with its terms, the Company and the selling holder of Warrant Shares shall contribute to the aggregate losses, claims, damages and liabilities, of the nature contemplated by said indemnity agreement, incurred by the Company and the selling holder of Warrant Shares, in such proportions as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the selling holder of Warrant Shares, on the other hand, from any offering of the Warrant Shares; provided, however, that if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 6(c), then the relative fault of the Company and the selling holder of Warrant Shares in connection with the statements or omissions which result in such losses, claims, damages and liabilities and other relevant equitable considerations will be considered together with such relative benefits.

     (e) The respective indemnity and contribution agreements by the Company and the selling holder of Warrant Shares in Sections 6(a), (b), (c) and (d) hereof shall remain operative and in full force and effect regardless of (i) any investigation made by any selling holder of Warrant Shares or by or on behalf of any person who controls such selling holder or by the Company or any controlling person of the Company or any director or any officer of the Company, (ii) the exercise of this Warrant or (iii) payment for any of the Warrant Shares, and shall survive the delivery of the Warrant Shares, and any successor of the Company, or of any selling holder of Warrant Shares, or of any person who controls the Company, or of any selling holder of Warrant Shares, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Company and the selling holders of Warrant Shares contained in Sections 6(a), (b), (c) and (d) hereof shall be in addition to any liability which the Company and the selling holders of Warrant Shares may otherwise have.

7.   Limited Transferability.

     This Warrant may not be sold, transferred, assigned or hypothecated by the Holder (a) except in compliance with the provisions of the Securities Act and any applicable state securities laws and (b) until the first anniversary of the date hereof except (i) to Roth Capital Partners, Incorporated or any successor firm or corporation of Roth Capital Partners, Incorporated, (ii) to any of the officers of Roth Capital Partners, Incorporated, or of any such successor firm or corporation or (iii) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution, and is so transferable only upon the books of the Company which it shall cause to be maintained for the purpose. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his or its duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the Holder thereof shall be identical to those of the Holder of this Warrant.

8.   Loss or Destruction of Warrant.

     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

9.   Warrant Holder Not Stockholder.

     Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

10.  Communication.

     No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

     (a) the Company at 2600 Crosspark Road, Coralville, Iowa 52241, or such other address as the Company has designated in writing to the Holder, or

     (b) the Holder at Roth Capital Partners, Incorporated, 24 Corporate Plaza, Suite 200, Newport Beach, California 92660, Attention: Corporate Finance Department, or such other address as the Holder has designated in writing to the Company.

11.  Headings.

     The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

12.  Applicable Law.

     This Warrant shall be governed by and construed in accordance with the law of the State of Minnesota without giving effect to the principles of conflicts of law thereof.

     IN WITNESS WHEREOF, Stockpoint, Inc. has caused this Warrant to be signed by its [ ] and attested by its Secretary this ____ day of ____________, 2000.

                                        STOCKPOINT, INC.



                                        By:_____________________________________

                                           Its:_________________________________

ATTEST:

Name:

Title:

                                   ASSIGNMENT

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto _______________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________________, attorney, to transfer said Warrant on the books of Stockpoint, Inc.


Dated: ________________          Signature: ____________________________________


                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto __________________________ the right to purchase _____________
shares of the Common Stock of Stockpoint, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint __________________________, attorney, to transfer that part of said Warrant on the books of Stockpoint, Inc.



Dated: ________________          Signature: ____________________________________


                                            Address: ___________________________

                                                     ___________________________

                                                     ___________________________

                                SUBSCRIPTION FORM

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, _____________ shares of the Common Stock of Stockpoint, Inc., as provided for in
Section 1 thereof.

The undersigned herewith makes payment for such shares in full at the price per share provided by such Warrant in the following manner (please check the type or types of payment and indicate the portion of the aggregate payment to be paid by each type of payment):

                  ____ exercise for cash as provided in Section 1(a) of such
                       Warrant.

                  ____ exercise by surrender of such Warrant (or a portion
                       thereof) in accordance with Section 1(b) of such Warrant.

Please issue a certificate or certificates for such shares in the name of, and pay any cash for any fractional share to:

                        Name ___________________________________________________

                        (Please Print Name, Address and
                         Social Security No. or Taxpayer Identification No.)

                        Address ________________________________________________

                                ________________________________________________

                                ________________________________________________

                        Social Security No. or
                        Taxpayer Identification

                        No.___________________________


                        Signature__________________________________________

                        NOTE: The above signature should correspond exactly with the name on the first page of such Warrant or with the name of the assignee appearing in the assignment form attached to the Warrant.

And if such number of shares shall not be all the shares purchasable under the attached Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder and delivered to the address set forth above.

                                  SCHEDULE III

                           FORM OF LOCK-UP AGREEMENTS

Roth Capital Partners Incorporated                            Individual Lock-Up
24 Corporate Plaza, Suite 200
Newport Beach, California  92660

Ladies and Gentlemen:

         In connection with a proposed initial public offering (the "Offering") by Stockpoint, Inc. (the "Company") of shares of the Company's common stock (the "Common Stock"), the Company has filed a registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"). To induce you to enter into an underwriting agreement for the Offering (the "Underwriting Agreement"), I agree that for the 180 day period following the day on which the Registration Statement becomes effective under the Securities Act (the "Lock Up Period"), I will not, without the prior written consent of Roth Capital Partners Incorporated, directly or indirectly:

     o    issue,

     o    offer,

     o    sell (including any short sale),

     o    grant any option for the sale of,

     o    acquire any option to dispose of,

     o    assign,

     o    transfer,

     o    pledge or

     o    otherwise encumber or dispose of

any shares of Common Stock, or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock or any beneficial interest therein (collectively, "Convertible Securities"), that, as of the date the Registration Statement was filed with the U.S. Securities and Exchange Commission or becomes effective, I own of record or beneficially.

     I also agree that if I offer or sell any shares of Common Stock or Convertible Securities (including securities I acquire after the Offering commences) during the Lock Up Period (with the prior written consent of Roth Capital Partners Incorporated) or during the 180 days following the end of Lock Up Period, I will offer and sell these securities through Roth Capital Partners Incorporated.

     I understand that, notwithstanding the above, I may transfer my Common Stock or Convertible Securities to:

     o    my spouse,

     o    my parents,

     o    my siblings,

     o    my children or other lineal descendants,

     o    any trust for the benefit of the above persons,

     o any of my distributees, legatees or devisees who acquire my Common Stock or Convertible Securities by will or operation of law upon my death, or

     o any other recipient of a bona fide gift or a charitable contribution of Common Stock or Convertible Securities by me,

but only if my transferees agree in writing to be bound by the terms of this letter to the same extent as me.

     Notwithstanding the above, if the Underwriting Agreement is not executed on or before July 1, 2000, this agreement shall terminate and be of no effect.

                                Very truly yours,



                                ________________________________________________


                                Dated:   __________________, 2000

Accepted as of the date set forth immediately above:

ROTH CAPITAL PARTNERS INCORPORATED



By______________________________

Name:___________________________

Title:__________________________

Roth Capital Partners Incorporated                                Entity Lock-Up
24 Corporate Plaza, Suite 200
Newport Beach, California  92660

Ladies and Gentlemen:

     In connection with a proposed initial public offering (the "Offering") by Stockpoint, Inc. (the "Company") of shares of the Company's common stock (the "Common Stock"), the Company has filed a registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"). To induce you to enter into an underwriting agreement for the Offering (the "Underwriting Agreement"), the undersigned agrees that for the 180 day period following the day on which the Registration Statement becomes effective under the Securities Act (the "Lock Up Period"), the undersigned will not, without the prior written consent of Roth Capital Partners Incorporated, directly or indirectly:

     o    issue,

     o    offer,

     o    sell (including any short sale),

     o    grant any option for the sale of,

     o    acquire any option to dispose of,

     o    assign,

     o    transfer,

     o    pledge or

     o    otherwise encumber or dispose of

any shares of Common Stock, or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock or any beneficial interest therein (collectively, "Convertible Securities"), that, as of the date the Registration Statement was filed with the U.S. Securities and Exchange Commission or becomes effective, the undersigned owns of record or beneficially.

[continued on next page]

     The undersigned also agrees that if the undersigned offers or sells any shares of Common Stock or Convertible Securities (including securities the undersigned acquires after the Offering commences) during the Lock Up Period (with the prior written consent of Roth Capital Partners Incorporated) or during the 180 days following the end of Lock Up Period, the undersigned will offer and sell these securities through Roth Capital Partners Incorporated.

                                Very truly yours,






                                By______________________________________________

                                Name:___________________________________________

                                Title:__________________________________________

                                Dated:   _______________, 2000

Accepted as of the date set forth above:

ROTH CAPITAL PARTNERS INCORPORATED



By_____________________________________

Name:__________________________________

Title:_________________________________